UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GOOD HARBOR PARTNERS ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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GOOD HARBOR PARTNERS ACQUISITION CORP.
2095 E. Big Beaver Road
Suite 200
Troy, MI 48083

Notice of Special Meeting of Stockholders
To Be Held on August 18, 2010

____ __, 2010

Dear Stockholder,

You are invited to attend the Special Meeting of our stockholders to be held at 10:00 a.m. on August 18, 2010, at the offices of Eaton & Van Winkle LLP, 3 Park Avenue, 16th Floor, New York, NY 10016. The Special Meeting will include discussion and voting on the matters set forth in the accompanying notice of Special Meeting and Proxy Statement, and discussion and voting on any other business matters properly brought before the meeting.

Whether or not you plan to attend, you can be sure your shares are represented at the meeting by completing, signing, dating and returning your proxy form in the enclosed envelope. Thank you for your continued support.

Cordially,

Parsh Patel
Chief Executive Officer and Corporate Secretary

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Good Harbor Partners Acquisition Corp.
2095 E. Big Beaver Road
Suite 200
Troy, MI 48083

Notice of Special Meeting of Stockholders

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Special Meeting of stockholders of Good Harbor Partners Acquisition Corp. (the "Company") will be held, at Eaton & Van Winkle LLP, 3 Park Avenue, 16th Floor, New York, NY 10016, on August 18, 2010 at 10:00 a.m., New York time, for the following purposes, all as more fully described in the attached Proxy Statement:

a)          the approval of an amendment to our Amended and Restated Certificate of Incorporation to change the name of the Company from Good Harbor Partners Acquisition Corp. to UAN Cultural & Creative Co., Ltd.;

b)          the approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a one-for-ten reverse split of the issued and outstanding shares of our Common Stock (the “Reverse Split”);

c)          the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of Common Stock which we have authority to issue from 80,000,000 shares to 100,000,000 shares (the “Increased Authorization”);

d)          the approval of an amendment to our Amended and Restated Certificate of Incorporation to repeal a provision which prohibits stockholders of the Company from taking any action by written consent in lieu of a meeting; and

e)          to adjourn the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve any of the foregoing proposals.

You are cordially invited to attend the meeting in person. You are requested to date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

By Order of the Board of Directors

Parsh Patel
Chief Executive Officer and Corporate Secretary

Troy, Michigan
__________ __, 2010

Good Harbor Partners Acquisition Corp.
2095 E. Big Beaver Road
Suite 200
Troy, MI 48083

Proxy Statement
For the Special Meeting of Stockholders
To Be Held on August 18, 2010

This proxy statement and the accompanying proxy are being furnished in connection with the solicitation of proxies by our Board of Directors for use in voting at the Special Meeting of our stockholders to be held at Eaton & Van Winkle LLP, 3 Park Avenue, 16th Floor, New York, NY 10016 and any adjournments thereof. Distribution to stockholders of this proxy statement and a proxy form is scheduled to begin on or about August 4, 2010 to each stockholder of record at the close of business on August 2, 2010.

Your vote is important. Whether or not you plan to attend the Special Meeting, please take the time to vote your shares of Common Stock as soon as possible. You can ensure that your shares are voted at the meeting by completing, signing, dating and returning the enclosed proxy card in the envelope provided. Submitting your proxy will not affect your right to attend the meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Special Meeting, by delivering a subsequent proxy or by notifying our Chief Executive Officer and Corporate Secretary in writing, at the address listed below, of such revocation.

Information About the Special Meeting and Proxy Voting

Reasons for the Meeting

On June 30, 2010, a change of control of the Company occurred. Pursuant to a Stock Purchase Agreement (the “SPA”), Ralph S. Sheridan, the President and a Director of the Company, Paul Sonkin, the Secretary and a Director of the Company, and other persons each who were the beneficial owners of 10% or more of the outstanding Common Stock of the Company sold a total of 35,095,100 shares of Common Stock of the Company (the “Transactions”) to eight individuals (the “Purchasers”).  One of the Purchasers, David Chen-Te Yen, acquired 25,700,000 shares or approximately 71.5% of the Company’s outstanding common stock.  Pursuant to the SPA, the Purchasers acquired an aggregate of approximately 95.6% of the outstanding voting Common Stock of the Company.

In connection with the Transactions, under the terms of the SPA, we experienced a change in our Board of Directors. On June 30, 2010, upon the closing of the Transactions, our board of directors, which then consisted of Ralph Sheridan, Paul Sonkin and John Mallon, appointed David Chen-Te Yen, Wan-Fang Lin, Tzu-Yung Hsu, Ming-Cheng Lin, Syuan-Jhu Lin and Parsh Patel to our Board of Directors, effective upon the resignation of Ralph S. Sheridan, Paul Sonkin and John C. Mallon as members of our Board of Directors.  David Chen-Te Yen and Parsh Patel were appointed to serve as Class I members of the Board of Directors of the Company.  Syuan-Jhu Lin and Wan-Fang Lin were appointed to serve as Class II members of the Board of Directors of the Company. Tzu Yung Hsu was appointed to serve as a Class III member of the Board of Directors of the Company.

Ralph Sheridan, who was our President, Chief Executive Officer, Secretary and a Director, John Mallon, who was a Director and Paul Sonkin, who was a Director, thereupon resigned from their respective Director and Officer positions. Because of the change in the composition of our Board of Directors and the sale of securities pursuant to the SPA, there was a change of control of our Company on June 30, 2010.

Our new Board of Directors appointed David Chen-Te Yen as our President and the Chairman of our Board of Directors and Parsh Patel as our Chief Executive Officer and Secretary.

Our new Board of Directors (sometimes referred to herein as the “Board”) anticipates that the Company will initiate a business involving the sale and appraisal of authentic and high quality works of art, including paintings, sculptures, and antiques in Taiwan, Hong Kong, China, and South East Asia. In order for the Company to initiate this or any business, we will need to raise capital, which there is no assurance can be accomplished.

The proposals presented in this Proxy Statement have been recommended by our Board in order to facilitate future offerings of our Common Stock to raise the capital necessary to initiate our business, to remove a provision in our Amended and Restated Certificate of Incorporation (sometimes referred to herein as our “Certificate”) which our Board considers burdensome and to change our name to one more reflective of our intended business.

What Matters are to be Voted on at the Special Meeting?

We intend to present the following proposals for stockholder consideration and voting at the Special Meeting:

(1)      the approval of an amendment to our Amended and Restated Certificate of Incorporation to change the name of the Company from Good Harbor Partners Acquisition Corp. to UAN Cultural & Creative Co., Ltd.;

(2)      the approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a one-for-ten reverse split of the issued and outstanding shares of our Common Stock (the “Reverse Split”);

(3)      the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of Common Stock which we have authority to issue from 80,000,000 shares to 100,000,000 shares (the “Increased Authorization”);

(4)      the approval of an amendment to our Amended and Restated Certificate of Incorporation to repeal a provision which prohibits stockholders of the Company from taking action by written consent in lieu of a meeting; and

(5)      adjourn the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve any of the foregoing proposals.

What is the Board's Recommendation?

The Board of Directors recommends votes FOR items 1, 2, 3, 4 and 5 on your proxy card.

Will Any Other Matters be Presented for a Vote at the Special Meeting?

No other matters will be presented for a vote at the Special Meeting.

Who is Entitled to Vote?

Our voting securities consist of our common stock, 0.0001 par value (“Common Stock”). All stockholders of record of Common Stock at the close of business on August 2, 2010 are entitled to vote at the Special Meeting. Each share of common stock will be entitled to one vote.  As of the close of business on the record date, we had outstanding 35,995,100 shares of Common Stock.

If you are the beneficial owner, but not the record owner, of our Common Stock, you will receive instructions about voting from the bank, broker or other nominee that is the stockholder of record of your shares. Contact your bank, broker or other nominee directly if you have questions.

Who can Attend the Special Meeting?

Only stockholders of record of our Common Stock, or their duly appointed proxies, are entitled to attend the Special Meeting.

If a bank, broker or other nominee is the record owner of your shares, you will need to have proof that you are the beneficial owner to be admitted to the Special Meeting. A recent statement or letter from your bank or broker confirming your ownership, or presentation of a valid proxy from a bank, broker or other nominee that is the record owner of your shares, is acceptable proof of your beneficial ownership.

How do I Vote my Shares?

•	Stockholders of record may grant a proxy with respect to their shares by mail.

•	Voting instructions appear on your proxy card.

•
If you are a stockholder of record or a duly appointed proxy of a stockholder of record, you may attend the Special Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, and you wish to attend the Special Meeting to vote in person, you will have to contact your bank, broker or other nominee to obtain its proxy or other acceptable proof of your beneficial ownership. Bring that documentation with you to the meeting.

•
Proxies submitted by mail will be voted in the manner you indicate by the individuals named on the proxy. If you do not specify how your shares are to be voted, the proxies will vote your shares FOR Proposals 1, 2, 3, 4 and 5.

May I Change or Revoke my Proxy After it is Submitted?

Yes, you may change or revoke your proxy at any time before the Special Meeting by:

•	returning a later-dated proxy card;

•	attending the Special Meeting and voting in person; or

•	sending your written notice of revocation to Parsh Patel, our Chief Executive Officer and Corporate Secretary.

Your changed proxy or revocation must be received before the polls close for voting.

What is a "Quorum?"

In order for business to be conducted at the Special Meeting, a quorum must be present. A quorum will be present if stockholders of record holding a majority in voting power of the outstanding shares of our Common Stock entitled to vote at the Special Meeting are present in person or are represented by proxies.

What Vote is Necessary to Pass the Items of Business at the Special Meeting?

Each share of Common Stock will be entitled to one vote. The favorable vote of at least 75% of our outstanding shares of Common Stock entitled to vote, in person by proxy at this Special Meeting is required to approve the proposal to amend our Certificate of Incorporation to repeal the provision which prohibits stockholders of the Company to take any action by written consent in lieu of a meeting. The favorable vote of a majority of our outstanding shares of Common Stock entitled to vote at the Special Meeting, in person or by proxy, is required to approve the proposals to amend our Certificate of Incorporation to change our name, effectuate the Reverse Stock Split and the Increased Authorization. The vote of a majority of shares voted at the Special Meeting, in person or by proxy, is required for approval of the remaining matter.  The Purchasers, who own 96.5% of our outstanding Common Stock, have advised the Company of their intent to vote in favor of each of the proposals presented in this Proxy Statement and if they do so each of the proposals will be approved by our stockholders.

How are Abstentions and Broker Non-Votes Counted?

Abstentions and broker non-votes will be counted to determine whether a quorum is present. However, if a stockholder abstains from voting as to a particular matter, or a broker or other record holder of shares returns a proxy card indicating that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will have the effect of a vote against the matter except for a vote to adjourn the meeting to solicit additional proxies, for which such votes will not be counted as present or as voting for or against the matter and therefore will have no effect on the outcome of the vote.

Where can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting. The final results will be published in our quarterly report on Form 10-Q for the quarter ending September 30, 2010.

May I Request Electronic Delivery of My Proxy Statement?

This Proxy Statement may be viewed online at the website maintained by the SEC for reporting companies at www.sec.gov. Should you choose to receive your proxy materials electronically, your choice will remain in effect until you notify us that you wish to resume mail delivery of these documents. To request electronic delivery, please contact our Chief Executive Officer and Corporate Secretary using the information provided under "How do I communicate directly with the Company”, below.

If you hold your shares of stock through a bank, broker or other holder of record, refer to the information provided by that entity for instructions on how to elect this option.

Information About Communication with Us and our Board of Directors

How may I Communicate Directly with the Board of Directors?

The Board provides a process for stockholders to send communications to the Board. You may communicate with the Board, individually or as a group, as follows:

BY MAIL: to our Board of Directors at our executive offices, 2095 E. Big Beaver Road, Suite 200, Troy, MI 48083, Attn: Secretary
BY TELEPHONE: at (586) 530-5605.

You should identify your communication as being from a stockholder. The Secretary may require reasonable evidence that your communication or other submission is made by a stockholder before transmitting your communication to the Board.

How may I Communicate Directly with the Non-Employee Directors?

You may communicate with the non-employee directors of the Board, individually or as a group, by any of the means set forth above or by writing to:

Non-Employee Directors of the Board of Directors, at our executive offices, 2095 E. Big Beaver Road, Suite 200, Troy, MI 48083 Attention: Secretary.

How do I Communicate Directly with the Company?

You may communicate with us by writing to: our Chief Executive Officer and Secretary at our executive offices, 2095 E. Big Beaver Road, Suite 200, Troy, MI 48083.

Who will pay the expenses related to the Special Meeting?

We are responsible for, and will pay, all expenses that we incur in connection with the Special Meeting, including the costs associated with the preparation, printing and mailing of this proxy statement and the solicitation of proxies.

Security Ownership

The following table sets forth, as of July 15, 2010, certain information regarding the ownership of our voting securities by each stockholder known to our management to be (i) the beneficial owner of more than 5% of our outstanding common stock, (ii) our Directors, (iii) our named executive officers, and (iv) all executive officers and directors as a group. We believe that, except as otherwise indicated, the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares. Percentage of ownership is based on 35,995,100 shares of Common Stock issued and outstanding at July 15, 2010, plus, as to the holder thereof only and no other person, the number of shares of Common Stock which may be acquired on conversion of our preferred stock or are subject to options, warrants and convertible debentures exercisable or convertible within 60 days of July 15, 2010 by that person.

Name and Address of Beneficial Owner	Number of Shares of Beneficial Owner	Percent of Class

5% or Greater Stockholders:

David Chen-Te Yen (1) 11th Fl, 185, Ming Yo, 11th Street Tao Yuan, Taiwan	25,700,000	71.40%

Parsh Patel (2) 2095 E. Big Beaver Road Suite 200 Troy, MI 48083	100,000	0.28%

Syuan-Jhu Li (3) 11th Fl, 185, Ming Yo, 11th Street Tao Yuan, Taiwan	1,500,000	4.16%

Wan-Fang Lin (4) 11th Fl, 185, Ming Yo, 11th Street Tao Yuan, Taiwan	1,500,000	4.16%

Tzu Yung Hsu (5) 81, Fu Shan Street Tao Yuan, Taiwan	1,500,000	4.16%

All directors and executive officers as a group (5 persons):	30,300,000	84.16%

(1)	David Chen-Te Yen is the Company’s President and Chairman of the Board.

(2)	Parsh Patel is the Company’s Chief Executive Officer, Secretary and a Director.

(3)	Syuan-Jhu Li is a Director of the Company.

(4)	Wan-Fang Lin is a Director of the Company.

(5)	Tzu Yung Hsu is a Director of the Company.

Proposal 1:

The Approval of an Amendment to Our Certificate of Incorporation to Change the Name of the Company From Good Harbor Partners Acquisition Corp. to UAN Cultural & Creative Co., Ltd.

We were formed on August 10, 2005 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an entity that has an operating business in the security industry. We completed our initial public offering (“IPO”) on March 15, 2006 based on that business plan. Stockholder funds raised in the IPO were segregated and we were obligated to return the segregated funds to them under certain circumstances.  We neither engaged in any operations, nor generated any revenues, nor incurred any debt or expenses other than in connection with our IPO.  Since we were not able to consummate our business plan, we liquidated the segregated funds, returning the funds to the investors in the IPO and reconstituted the Company as an ongoing business corporation. We are now a public shell company.

We experienced a change in control in June of 2010 both at the stockholder and director levels. Our new Board of Directors anticipates that the Company will initiate a business involving the sale and appraisal of authentic and high quality works of art, including paintings, sculptures, and antiques, in Taiwan, Hong Kong, China, and South East Asia. On July 15, 2010, our Board approved the amendment to our Certificate of Incorporation (the “Certificate”) to change our name, subject to obtaining stockholder approval.  The Board has directed that this proposal to approve this amendment to our Certificate be submitted to our stockholders for consideration and action.  The text of this amendment to our Certificate to change our name is set forth in Annex A to this Proxy Statement and is incorporated by reference into this Proxy Statement.  Provided this proposal is approved by our stockholders, we will change our name from Good Harbor Partner Acquisition Corp. to UAN Cultural & Creative Co., Ltd. Our Board recommends we change our name to demarcate our current business plan from our former plan and because the Board believes the suggested name is more reflective of our intended business.

If the proposed amendment to the Certificate to change the name of the Company is approved by our stockholders, the Company will file a Certificate of Amendment to its Certificate with the Delaware Secretary of State reflecting our name change.  The amendment will become effective on the date the Certificate of Amendment is accepted for filing by the Delaware Secretary of State (the “Effective Date”).

The Board of Directors recommends that Stockholders Vote for the Approval of an Amendment to Our Certificate of Incorporation to Change the Name of the Company From Good Harbor Partners Acquisition Corp. to UAN Cultural & Creative Co. Ltd.

Proposal 2:

The Approval of an Amendment to Our Certificate of Incorporation to Effect a One-For-Ten Reverse Split of the Issued and Outstanding Shares of Our Common Stock (the “Reverse Split”)

General

Our stockholders are being asked to act upon a proposal to approve an amendment to our Certificate of Incorporation, to effect a reverse stock split of all of the outstanding shares of Common Stock of the Company, at a ratio of one-for-ten (each, "Reverse Stock Split"). On July 15, 2010, the Board of Directors approved the amendment to the Certificate, subject to obtaining stockholder approval, to effect the Reverse Stock Split.  The Board of Directors has directed that this proposal to approve this amendment to our Certificate be submitted to our stockholders for consideration and action.

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

The text of the proposed amendment to the Company's Certificate to effect the Reverse Stock Split as described in these proposals is set forth in Annex B attached to this Proxy Statement and is incorporated by reference into this Proxy Statement.

If this amendment to the Certificate is approved by our stockholders, implement the Reverse Stock Split, the Company will file a Certificate of Amendment of the Certificate with the Delaware Secretary of State reflecting the decrease in the issued and outstanding shares of Common Stock.  The amendment will become effective on the date the Effective Date.

Reasons For Reverse Stock Split

The primary reason for the Reverse Stock Split is to decrease the number of shares of our Common Stock outstanding to a smaller number which our Board believes is more appropriate to our status as a “Shell Company”.  Our Board believes that once we commence operations and more active trading occurs for our shares, the decrease in the number of outstanding shares may result in an increase in the per share market price of the Company's Common Stock which might not occur without the Reverse Split. Our Board believes that this may result in lower amounts and percentage of transaction costs paid by individual stockholders.  The Board also believes the Reverse Split will facilitate our ability to raise capital by issuing additional shares of our Common Stock.

The Board believes that the decrease in the number of issued and outstanding shares of Common Stock as a consequence of the Reverse Stock Split, and the potential resultant increase in the price of the Common Stock than would otherwise be the case, could encourage interest in the Common Stock and possibly promote greater liquidity for our stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

There can be no assurances, however, that the foregoing events will occur, that active trading will commence in our Common Stock or that the market price of the Common Stock immediately after the Reverse Stock Split or at any time thereafter will be higher than it would have been had the Reverse Split not been effected or that any increased market price that may occur will be maintained for any period of time. Moreover, there can be no assurance that the market price of the Common Stock after the proposed Reverse Stock Split will adjust to reflect the conversion ratio (e.g., if the market price is $0.03 before the Reverse Stock Split and the ratio is one (1) new share for every ten (10) shares outstanding, there can be no assurance that the market price immediately after the Reverse Stock Split will be $0.30 (10 x $0.03)), or that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

Effects of Reverse Stock Split on the Common Stock

If the proposed Reverse Stock Split is approved at the Special Meeting, at the Effective Date each outstanding share of Common Stock will immediately and automatically be changed into a fraction of a share of Common Stock based on the Reverse Stock Split ratio of 1 for 10 shares of Common Stock.  Thus, for example, if a stockholder currently owns 100,000 shares of Common Stock, following the Reverse Stock Split, the stockholder will own 10,000 shares of Common Stock - each share of Common Stock will have immediately and automatically have been changed into one-tenth of a share of Common Stock.  Based on the 35,995,100 shares of Common Stock outstanding as of the Record Date, the approximate number of shares of Common Stock that would be outstanding following the Reverse Stock Split is approximately 359,951 shares.

No fractional shares of the Common Stock will be issued in connection with the proposed Reverse Stock Split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below.

Because the Reverse Stock Split will apply to all issued and outstanding shares of the Common Stock and outstanding rights to purchase Common Stock, the proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders.  The amendment to our Certificate will, however, effectively increase the number of shares of the Common Stock available for future issuance by the Board of Directors.  In addition the number of shares authorized to be issued under our Certificate will be further increased if the proposal to amend our Certificate to increase the number of shares of Common Stock we are authorized to issue is increased to 100,000, 000 shares is approved by our stockholders.

If the Reverse Stock Split is approved at the Special Meeting and the Board of Directors determines to effect the Reverse Stock Split, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares, known as an "odd lot" transaction, may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Stock Split may be required to pay higher transaction costs should they then determine to sell their shares of Common Stock.

Stockholders have no right under Delaware law or the Company's Certificate or Bylaws, to dissent from the Reverse Stock Split or to dissent from the payment of cash in lieu of issuing fractional shares.

Effects on Reverse Stock Split on Warrants

The number of shares of Common Stock subject to outstanding warrants and stock options issued by the Company will be reduced by the same ratio as the reduction in the outstanding shares of Common Stock resulting from the Reverse Stock Split.  The number of shares of underlying stock warrants and stock options will be reduced by a factor of 10.  Under the terms of the warrants and stock options, and assuming, a 1-for-10 Reverse Stock Split, the number of shares covered by each outstanding warrant and stock option will be reduced to one-tenth the number currently covered and the exercise price will be increased by ten times the current exercise price.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by the Company's stockholders and implemented by the Board of Directors, will become effective upon the filing with the Delaware Secretary of State of a Certificate of Amendment of our Certificate in the form attached to this Proxy Statement as Annex A, which amendment is incorporated by reference into this Proxy Statement.  It is expected that this filing will occur shortly after the Special Meeting, assuming that the stockholders approve the Reverse Stock Split and the Board of Directors decides to implement it.  However, the exact timing of the filing of such Certificate of Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to the Company and its stockholders, and the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Certificate of Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders.

Effect on Legal Ability to Pay Dividends

The Board has not declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are is not in arrears on any dividends.  Therefore, we do not believe that the Reverse Stock Split will have any effect with respect to future distributions, if any, to our stockholders.

Payment for Fractional Shares; Exchange of Stock Certificates

The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead the Company will pay each holder of a fractional share an amount in cash equal to the market value of such fractional share as of the Effective Date.

The Company plans to appoint American Stock Transfer and Trust Company to act as exchange agent for the Common Stock in connection with the Reverse Stock Split.  The Company will deposit with the exchange agent, as soon as practicable after the Effective Date of the Reverse Stock Split, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the Reverse Stock Split. The funds required to purchase the fractional share interests will be paid by the Company. The Company's stockholder list shows that some of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees. Because the Company does not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, the Company cannot predict with certainty the number of fractional shares that will result from the Reverse Stock Split or the total amount it will be required to pay for fractional share interests. However, the Company does not expect that amount will be material. As of the Record Date, the Company had approximately 10 stockholders of record. The Company does not expect the Reverse Stock Split and the payment of cash in lieu of fractional shares to result in a significant reduction in the number of record holders. The Company presently does not intend to seek any change in its status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split. On or after the Effective Date of the Reverse Stock Split, the exchange agent will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing its post-reverse-stock-split shares and, if applicable, cash in lieu of a fractional share, only by sending the exchange agent his or her old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as the Company may require. Stockholders will not receive certificates for post-reverse-stock-split shares unless and until their old certificates are surrendered.  Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder's new stock certificate and payment in lieu of any fractional share after receipt of that stockholder's properly completed letter of transmittal and old stock certificate(s). Stockholders will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.

Non-registered stockholders who hold their Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split than those that the Company will put in place for registered stockholders.  If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you should contact your nominee.

Certain Federal Income Tax Consequences

The following discussion of the material federal income tax consequences of the Reverse Stock Split is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof, and any or all of which could be repealed, overruled or modified at any time, possibly with retroactive effect. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as holders who do not hold their shares of Common Stock as capital assets within the meaning of Section 1221 of the Code, who are subject to the alternative minimum tax provisions of the Code, who hold their shares as a hedge or as part of a hedging, straddle, conversion or other risk reduction transaction, who are dealers in securities, banks, insurance companies, foreign individuals and entities, financial institutions or tax-exempt organizations, or who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions). This discussion also does not address any tax consequences under state, local or foreign laws.

Stockholders are urged to consult their tax advisors as to the particular federal, state, local, or foreign tax consequences to them of the Reverse Stock Split.

Except as discussed below, a stockholder generally will not recognize a gain or loss by reason of such stockholder's receipt of new shares of Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder's aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split (including any fractional interest) will equal the stockholder's aggregate basis in the Common Stock exchanged therefore and will be allocated among the shares of Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of Common Stock received in exchange therefore in the Reverse Stock Split. A stockholder's holding period in the shares of Common Stock received pursuant to the Reverse Stock Split will include the stockholder's holding period in the shares of Common Stock surrendered in exchange therefore, provided the shares of Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split. A stockholder will recognize a gain or loss on the receipt of cash in lieu of a fractional share of Common Stock issued pursuant to the Reverse Stock Split, measured by the difference between the amount of cash received and such stockholder's adjusted tax basis in the fractional share interest deemed surrendered in exchange therefore. Any such gain or loss will be a capital gain or loss, provided the shares of Common Stock surrendered are held as capital assets by the stockholder at the time of the Reverse Stock Split, and will be a long-term capital gain or loss if the stockholder's holding period in the shares of Common Stock surrendered is more than one year.

The Board of Directors recommends that Stockholders Vote for the Approval of an Amendment to Our Certificate of Incorporation to Effect a One-For-Ten Reverse Split of the Issued and Outstanding Shares of Our Common Stock

Proposal 3:
(Item 3 on the Proxy Card)
Approval of an Amendment to our Certificate to
 Increase
 the Number of Authorized Shares of Our Common Stock

Background

On July 15, 2010, our Board unanimously approved, and recommended that our stockholders approve, an amendment to our certificate of incorporation to increase the number of authorized shares of common stock to 100,000,000. Currently, we are authorized to issue 80,000,000 shares of common stock.

Our Board believes the proposed amendment to our certificate of incorporation is advisable because the Board considers it in the best interests of our company to have available a greater number of shares of common stock to provide the Board with greater flexibility to engage in financing and other transactions involving the issuance of additional shares of common stock and to provide for employee and director stock-based compensation, all of which our Board believes are critical to our growth.  In this regard, the Board believes that due to our lack of working capital, subsequent financings, including those involving the issuance of securities convertible into our common stock, should be aggressively pursued.

As of the record date, our authorized capital stock consisted of 80,000,000 shares of common stock and 5,000 shares of preferred stock. As of that date we had outstanding 35,995,100 shares of common stock and no shares of preferred stock.  We also had outstanding warrants and options which if exercised would result in the issuance of approximately 22,000,000 shares of our Common Stock.

Consequences of Approval of Increase in Authorized Common Stock

If approved, the additional authorized shares of Common Stock will be available for issuance on the conversion of the convertible securities and additionally at such times and for such additional purposes as the Board may deem advisable without further action by our stockholders, except as may be required by applicable laws or regulations. For example, the additional authorized shares of common stock will be available for issuance by the Board in connection with financings, acquisitions of other companies, stock dividends, rights offerings, employee benefit programs or other corporate purposes. Except for the shares of common stock issuable in connection with the exercise of outstanding warrants and stock options, we may issue shares to finance acquisitions and in connection with financings.  We have not entered into any letters of intent, agreements in principle or definitive agreements at this time to issue shares of common stock or other securities convertible in shares of common stock for these purposes.  However, the Board believes that due to our lack of working capital, subsequent financings including those involving the issuance of securities convertible into our common stock, should be aggressively pursued. The Board does not intend to issue any stock except on terms or for reasons which the Board deems to be in the best interests of our company and our stockholders. Because the holders of our common stock do not have preemptive rights, the issuance of additional shares of common stock (other than on a pro-rata basis to all current stockholders such as pursuant to a stock dividend) would have the effect of reducing our existing stockholders' proportionate interests.

The Board has the authority, without action by our stockholders, to designate and issue preferred stock in one or more series and to designate certain rights, preferences and restrictions of each series, any or all of which may be greater than the rights of the common stock. It is not possible to state the actual effect of the issuance of any preferred stock upon the rights of holders of our common stock until the Board determines the specific rights of the holders of such preferred stock. The effects might include restricting dividends on the common stock, diluting the voting power of the common stock, impairing the liquidation rights of our common stock and delaying or preventing a change in control of our company without further action by our stockholders. Any future issuance of our common stock will be subject to the rights of holders of outstanding shares of preferred stock that we may issue in the future. Subject to applicable laws or regulations, preferred stock may be designated and issued from time to time without action by our stockholders to such persons and for such consideration and on such terms as the Board determines.

Anti-Takeover Effects

Although the proposal to increase the authorized capital stock may be construed as having an anti-takeover effect, because authorized and unissued common stock could be issued for the purpose of discouraging an attempt by another person to take control of our company, neither our management nor our Board views this proposal as an anti-takeover mechanism. In addition, this proposal is not part of any plan by us to recommend a series of anti-takeover amendments to the certificate of incorporation, and we do not currently contemplate recommending the adoption of other amendments to our certificate of incorporation that could be construed to affect the ability of third parties to take over or change control of our company.

Certificate of Amendment

If our stockholders approve the proposal to increase our authorized shares of common stock, we will cause a Certificate of Amendment to our Certificate to be filed with the Delaware Secretary of State implementing the Increased Authorization as attached hereto as Annex C.

The Board Recommends a Vote For the Proposal to Amend our Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock.

Proposal 4:
The Approval of an Amendment to Our Certificate of Incorporation to Delete a Provision Which Prohibits Stockholders of the Company to Take Any Action by Written Consent in Lieu of a Meeting

On July 15, 2010, our Board unanimously approved and recommended that our stockholders approve an amendment to our Certificate of Incorporation to delete a provision thereof which prohibits stockholders of the Company to take any action by written consent in lieu of a meeting.

Section 228 of the General Corporate Law of the State of Delaware provides that unless otherwise provided in a corporation’s certificate of incorporation, any action required or which may be taken at an annual or special meeting of the stockholders of a corporation, may be taken without a meeting, without prior notice and without a vote, if a written consent authorizing the subject action is signed by holders of the number of shares of the outstanding stock of the corporation whose votes would have been necessary to take the action at a properly scheduled annual or special meeting.  Article Twelfth of the Company’s Amended and Restated Certificate of Incorporation provides the corporation’s stockholders may not take any action by written consent in lieu of a meeting, and further provides that holders of at least 66 2/3% of our outstanding common stock is required to amend or repeal this paragraph.

Our Board believes that the restriction contained in this paragraph of our Certificate is not in the best interest of the Company.  The Board believes that scheduling annual and special meetings for its stockholders and tabulating proxies from stockholders who might not attend such meetings results in the Company’s incurring unnecessary expenses particularly when over 70% of the Company’s outstanding common stock is owned by one person, as is now the case.  The Company acknowledges that, if this proposal is approved by our Stockholders, a consequence of repeal of this article of the Company’s Certificate’s is that its stockholders may not be asked to vote on certain important corporate matters.  However, under applicable laws, our stockholders will receive information similar to that which would have been contained in a proxy statement before the corporate action which the subject of the consent is taken.  Therefore, our Board does not believe that our stockholders would be substantially disadvantage by repeal of this article and the savings that will result to the Company warrants its repeal particularly given that the Company has no working capital.

If our stockholders approve the proposal to repeal Article Twelfth of our Certificate we will cause a Certificate of Amendment of our Certificate to be filed with the Delaware Secretary of State hereto as Annex A.  This amendment will be effective of the Effective Date.

The Board of Directors recommends that Stockholders Vote for the Approval of an Amendment to Our Certificate of Incorporation to Delete a Provision Which Prohibits Stockholders of the Company to Take Any Action by Written Consent in Lieu of a Meeting

Proposal 5:
Adjournment of Special Meeting

Our Board of Directors has approved the submission to the stockholders of a proposal to adjourn the Special Meeting in the event that there are not a sufficient number of votes at the Special Meeting to approve Proposals 1, 2, 3 or 4. In order to permit proxies that have been timely received to be voted for an adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Special Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to stockholders, other than an announcement made at the Special Meeting.

The Board of Directors recommends that Stockholders Vote for the Approval of the Adjournment of the Special Meeting.

Certificate of Amendment

If our stockholders approve proposals 1, 2, 3 and 4, the amendments to our Certificate related to each proposal will be consolidated into our Certificate of Amendment to be filed with the Delaware Secretary of State in the form attached as Annex E, which is incorporated herein by reference.  Any proposal that has not been approved by our stockholders will not be included in the Certificate of Amendment.

Annex  A

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION OF
GOOD HARBOR PARTNERS ACQUISITON CORP.
(Pursuant to Section 242 of
the Delaware General Corporation Law)

Good Harbor Partners Acquisition Corp. (the "Corporation "), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL "), does hereby certify that:

1.
The Board of Directors of the Corporation at a meeting duly called unanimously duly adopted resolutions setting forth a proposed amendment (the "Amendment") to the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), declaring the Amendment advisability to  its stockholders, and the Amendment was duly adopted by the stockholders of the Corporation at a special meeting of its stockholders. The Amendment is that the Article First of the Certificate of Incorporation is hereby amended to read as follows:

"FIRST: The name of the Corporation is UAN Cultural & Creative Co., Ltd (hereinafter sometimes referred to as the “Corporation).”

2.	That the Amendment herein certified has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

3.	This Certificate of Amendment shall become effective upon the filing hereof in the Office of the Secretary of State of the State of Delaware.

Executed on this           day of             , 2010.

Good Harbor Partners Acquisition Corp.

By:
Parsh Patel
Chief Executive Officer and Corporate Secretary

Annex  B

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION OF
GOOD HARBOR PARTNERS ACQUISITON CORP.
(Pursuant to Section 242 of
the Delaware General Corporation Law)

Good Harbor Partners Acquisition Corp. (the "Corporation "), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL "), does hereby certify that:

1.
The Board of Directors of the Corporation at a meeting duly called unanimously duly adopted resolutions setting forth a proposed amendment (the "Amendment") to the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), declaring the Amendment advisability to  its stockholders, and the Amendment was duly adopted by the stockholders of the Corporation at a special meeting of its stockholders. The Amendment is that Article Fourth of the Certificate of Incorporation is hereby amended by inserting the following at the end of Section A thereof so that the issued shares of the Corporation's Common Stock on the date hereof shall be combined into a smaller number of shares of Common Stock in the ratio of one new share for each ten old shares immediately upon the filing of this Certificate of Amendment.

“Reverse Split. Effective upon the filing of this Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), the shares of the Corporation's Common Stock issued and outstanding immediately prior to the Effective Time (the "Old Common Stock"), will be automatically reclassified as and combined into shares of Common Stock (the "New Common Stock") such that each ten shares of Old Common Stock  shall be reclassified as and combined into one share of New Common Stock.  Notwithstanding the previous sentence, no fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock. In lieu thereof, upon surrender after the Effective Time of a certificate that formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who otherwise would be entitled to receive a fractional share of New Common Stock as a result of the reclassification, following the Effect Time, shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled to receive multiplied by the closing price of a share of New Common Stock on the OTC Bulletin Board immediately following the Effective Time. Each stock certificate that, immediately prior to the Effective Time represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified as set forth above."

"From and after the  Effective  Date,  the term "New Common" as used in this  Article  FOURTH  shall  mean  Common  Stock as  provided  in this Certificate of Incorporation."

2.	That the Amendment herein certified has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

3.	This Certificate of Amendment shall become effective upon the filing hereof in the Office of the Secretary of State of the State of Delaware.

Executed on this           day of             , 2010.

Good Harbor Partners Acquisition Corp.

By:
Parsh Patel
Chief Executive Officer and Corporate Secretary

Annex  C

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION OF
GOOD HARBOR PARTNERS ACQUISITON CORP.
(Pursuant to Section 242 of
the Delaware General Corporation Law)

Good Harbor Partners Acquisition Corp. (the "Corporation "), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL "), does hereby certify that:

1.
The Board of Directors of the Corporation at a meeting duly called unanimously duly adopted resolutions setting forth a proposed amendment (the "Amendment") to the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), declaring the Amendment advisability to  its stockholders, and the Amendment was duly adopted by the stockholders of the Corporation at a special meeting of its stockholders. The Amendment is that the first sentence of Article Fourth of the Certificate of Incorporation is hereby amended to read as follows:

"FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Hundred Million Five Thousand (100,005,000) shares, consisting of  One Hundred Million (100,000,000)   shares of common stock, $.0001 par value per share, and five thousand  (5,000)  shares of preferred stock, $.0001 par value per share.”

2.	That the Amendment herein certified has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

3.	This Certificate of Amendment shall become effective upon the filing hereof in the Office of the Secretary of State of the State of Delaware.

      Executed on this           day of             , 2010.

Good Harbor Partners Acquisition Corp.

By:
Parsh Patel
Chief Executive Officer and Corporate Secretary

Annex  D

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION OF
GOOD HARBOR PARTNERS ACQUISITON CORP.
(Pursuant to Section 242 of
the Delaware General Corporation Law)

Good Harbor Partners Acquisition Corp. (the "Corporation "), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL "), does hereby certify that:

1.
The Board of Directors of the Corporation at a meeting duly called unanimously duly adopted resolutions setting forth a proposed amendment (the "Amendment") to the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), declaring the Amendment advisability to  its stockholders, and the Amendment was duly adopted by the stockholders of the Corporation at a special meeting of its stockholders.

“The Amendment is that Article Twelfth of the Certificate of Incorporation is hereby repealed.”

2.	That the Amendment herein certified has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

3.	This Certificate of Amendment shall become effective upon the filing hereof in the Office of the Secretary of State of the State of Delaware.

      Executed on this           day of             , 2010.

Good Harbor Partners Acquisition Corp.

By:
Parsh Patel
Chief Executive Officer and Corporate Secretary

Annex  E

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION OF
GOOD HARBOR PARTNERS ACQUISITON CORP.
(Pursuant to Section 242 of
the Delaware General Corporation Law)

Good Harbor Partners Acquisition Corp. (the "Corporation "), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL "), does hereby certify that:

1.
The Board of Directors of the Corporation at a meeting duly called unanimously duly adopted resolutions setting forth proposed amendments (the "Amendments") to the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), declaring the Amendments advisability to  its stockholders, and the Amendments were duly adopted by the stockholders of the Corporation at a special meeting of its stockholders. The Amendments are as follows:

(i)	Article First of the Certificate of Incorporation is hereby amended to read as follows:

"FIRST: The name of the Corporation is UAN Cultural & Creative Co., Ltd (hereinafter sometimes referred to as the “Corporation).”

(ii)	the first sentence of Article Fourth of the Certificate of Incorporation is hereby amended to read as follows:

"FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Hundred Million Five Thousand (100,005,000) shares, consisting of  One Hundred Million (100,000,000)   shares of common stock, $.0001 par value per share, and five thousand  (5,000)  shares of preferred stock, $.0001 par value per share.”

(iii)    Article Fourth of the Certificate of Incorporation is hereby amended by inserting the following at the end of Section A thereof so that the issued shares of the Corporation's Common Stock on the date hereof shall be combined into a smaller number of shares of Common Stock in the ratio of one new share for each ten old shares immediately upon the filing of this Certificate of Amendment.

“Reverse Split. Effective upon the filing of this Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), the shares of the Corporation's Common Stock issued and outstanding immediately prior to the Effective Time (the "Old Common Stock"), will be automatically reclassified as and combined into shares of Common Stock (the "New Common Stock") such that each ten shares of Old Common Stock  shall be reclassified as and combined into one share of New Common Stock.  Notwithstanding the previous sentence, no fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock. In lieu thereof, upon surrender after the Effective Time of a certificate that formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who otherwise would be entitled to receive a fractional share of New Common Stock as a result of the reclassification, following the Effect Time, shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled to receive multiplied by the closing price of a share of New Common Stock on the OTC Bulletin Board immediately following the Effective Time. Each stock certificate that, immediately prior to the Effective Time represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified as set forth above."

"From and after the  Effective  Date,  the term "New Common Stock" as used in this  Article  FOURTH  shall  mean  Common  Stock as  provided  in this Certificate of Incorporation."

(iv) “Article Twelfth of the Certificate of Incorporation is hereby repealed.”

2.	That the Amendment herein certified have been duly adopted in accordance with the provisions of Section 242 of the DGCL.

3.	This Certificate of Amendment shall become effective upon the filing hereof in the Office of the Secretary of State of the State of Delaware.

      Executed on this           day of             , 2010.

Good Harbor Partners Acquisition Corp.

By:
Parsh Patel
Chief Executive Officer and Corporate Secretary

GOOD HARBOR PARTNERS ACQUISITION CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SPECIAL MEETING OF STOCKHOLDERS
August 18, 2010

      The stockholder(s) hereby appoint(s) Parsh Patel, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all the shares of common stock of Good Harbor Partners Acquisition Corp. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. (New York Time) on August 18, 2010, at the Eaton & Van Winkle LLP, 3 Park Avenue, 16th Floor, New York, New York 10016 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.
FORM OF PROXY CARD FOR COMMON STOCK

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

TO VOTE, MARK BLOCKS BELOW
IN BLUE OR BLACK INK AS FOLLOWS: ☒          KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOOD HARBOR PARTNERS ACQUISITION CORP.

Vote on Proposals		For	Against	Abstain
1.	The approval of an amendment to our Amended and Restated Certificate of Incorporation to change the name of the Company from Good Harbor Partners Acquisition Corp. to UAN Cultural & Creative Co., Ltd.	☐	☐	☐

2.	The approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a one-for-ten reverse split of the issued and outstanding shares of our Common Stock.	☐	☐	☐

3.
The approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of Common Stock which we have authority to issue from 80,000,000 shares to 100,000,000 shares.
		☐	☐	☐

4.
The approval of an amendment to our Amended and Restated Certificate of Incorporation to repeal a provision which prohibits stockholders of the Company from taking any action by written consent in lieu of a meeting.
		☐	☐	☐

5.	Adjourn the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve any of the forgoing proposals.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3, 4 and 5.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

2